SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Shareholders of BorgWarner Inc. (the “Company”) was held on Wednesday, April 28, 2010.  Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

(a) Votes regarding the reelection of Jere A. Drummond, Timothy M. Manganello, John R. McKernan, Jr., and Ernest J. Novak, Jr. to the board of directors:

	For	Withheld/Abstention	Broker Non-Votes
Drummond	90,266,068	5,817,496	6,179,569
Manganello	91,047,368	5,036,196	6,179,569
McKernan, Jr.	94,773,401	1,310,163	6,179,569
Novak, Jr.	94,814,972	1,268,592	6,179,569

(b)  Votes regarding the ratification of the appointment of PriceWaterhouse Coopers LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2010:

For	Against	Abstain
100,586,748	644,363	1,032,021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Dated: May 3, 2010	By:	/s/ John J. Gasparovic
Name: John J. Gasparovic
Its: Secretary